UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2011

DEMANDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

One Franklin Parkway, Building 910
San Mateo, CA 94403

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 645-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2011 Annual Meeting of Stockholders held on August 3, 2011:

1.       The election of two directors to serve until our 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.       The ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 29, 2012.

3.       An advisory vote on compensation of our named executive officers.

4.       An advisory vote on the frequency of conducting an advisory vote on compensation of our named executive officers.

For more information about the foregoing proposals, see our proxy statement dated June 24, 2011. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

The following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2014 Annual Meeting or until their respective successors have been duly elected and qualified.

Director Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald R. Baker	25,316,925	168,189	789,043	4,284,281
Linda Fayne Levinson	23,035,391	2,447,739	791,027	4,284,281

The following directors, in addition to Mr. Baker and Ms. Levinson, will continue to serve as members of our Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Ronald E.F. Codd, Daniel R. Fishback, Charles J. Robel, Victor L. Lund and Joshua W.R. Pickus.

Ratification of Ernst & Young LLP as our independent registered public accounting firm

Our stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 29, 2012.

Votes For	Votes Against	Abstain	Broker Non-Votes
30,494,684	57,210	6,544	0

Approval of Compensation of our Named Executive Officers

Our stockholders approved the compensation our named executive officers as described in our proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,147,750	940,929	185,478	4,284,281

Vote on the Frequency of the Vote on Compensation of our Named Executive Officers

Our stockholders voted to hold a vote on the compensation our named executive officers each year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
24,785,570	23,853	1,464,684	50,000	4,284,281

As a result of such vote, the Company intends to hold an annual advisory vote on the compensation of our named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDTEC, INC.

DATE: August 5, 2011	By:	/s/ Michael J. McAdam
Michael J. McAdam
General Counsel and Secretary